UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 20, 2005

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                 0-18348                  06-1209796
(State or other                  (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida                      33414
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4


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Item 7.01.    Regulation FD Disclosure.
              -------------------------

         On June 20, 2005, BE Aerospace, Inc. issued a press release reaffirming its earnings guidance for 2005 and raising its earnings guidance for 2006. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BE AEROSPACE, INC.

                                  By:  /s/ Thomas P. McCaffrey
                                  ----------------------------------------------
                                  Name:  Thomas P. McCaffrey
                                  Title: Senior Vice President of Administration
                                         and Chief Financial Officer



Date: June 21, 2005

                                  EXHIBIT INDEX



Exhibit No.        Description of Exhibits
-----------        -----------------------

99.1 Press release, dated June 20, 2005, issued by BE Aerospace, Inc. reaffirming earnings guidance for 2005 and raising earnings guidance for 2006.